SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
AMENDMENT NO. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 1998

CONSOLIDATED MEDICAL MANAGEMENT, INC.
(Exact Name of Registrant as Specified in Charter)

Montana                           2-89616                   82-0369233
(State or Other Jurisdiction    (Commission               (IRS Employer
of Incorporation)               File Number)               Identification No.)

13005 Justice Avenue, Baton Rouge, LA              70816
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (504) 292-3100

GOLDEN MAPLE MINING AND LEACHING COMPANY, INC.
(Former Name or Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)The financial statements for the period ended March 31, 1998, as required by this item are included in this amended report, and are attached hereto and incorporated herein.

(b)The pro forma financial information required by this item is included in this amended report, and is attached hereto and incorporated herein.

(c)The following exhibits are filed with this report:

     Exhibit No.  Description                                         Location
     23.1         Consent of Auditor re S-8 Registration Statement    Attached

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Golden Maple Mining and Leaching Company, Inc.

Date: June *, 1998                    By /s/ Sunni M. Wooley, President and
                                             Principal Financial Officer


EXHIBIT 23.1

Independent Auditors Consent


We consent to the incorporation by reference in Form S-8 of Consolidated Medical Management, Inc. (formerly Golden Maple Mining and Leaching Company, Inc.) of our report dated May 6, 1998 on the financial statements of Consolidated Medical Management, Inc. as of December 31, 1997 and December 31, 1996 and for the periods then ended, appearing in this current report on Form S-8 dated June 29, 1998 of Consolidated Medical Management, Inc.


We consent to the incorporation by reference in Form 8-K/A of Consolidated Medical Management, Inc. of our report dated June 16, 1998 on the compiled financial statements of Consolidated Medical Management, Inc. as of March 31, 1998 and March 31, 1997 and for the three months then ended, appearing in this current report on Form 8-K/A dated June 29, 1998 of Consolidated Medical Management, Inc.



ROBERTS, CHERRY AND COMPANY

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana

Compiled Financial Statements
March 31, 1998 and 1997

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana

Index to Compiled Financial Statements
March 31, 1998 and 1997




1     Balance Sheets     Exhibit A
          March 31, 1998 and 1997
2     Statements of Operations and Retained Earnings     Exhibit B
          For the 3 months ended March 31, 1998 and 1997
3     Statements of Cash Flows     Exhibit C
          For the 3 months ended March 31, 1998 and 1997
4     Notes to Financial Statements
          March 31, 1998 and 1997
9     Accountant's Compilation Report

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana
Exhibit A
Balance Sheets
March 31, 1998 and 1997


Assets
                                   1998                  1997

Current Assets
Cash                        $     26,477          $     50,427
Receivables                      191,850                69,047
Prepaid Expenses                  20,000                  -
Total Current Assets             238,327               119,474

Property, Plant and
Equipment -Net                    20,079                13,456

Other Assets                      34,450                   400

  Total Assets              $    292,856          $    133,330



Liabilities and
Stockholder's Equity

Current Liabilities
Notes Payable -Current
Portion                     $     51,897          $     56,000
Accounts Payable                  85,434                28,436
Accrued Expenses                   8,786                 1,825
Income Tax Payable                 3,380                 4,115
Deferred Income Taxes             11,043                 4,324
Total Current Liabilities        160,540                94,700

Long Term Liabilities
Notes Payable
-Long Term Portion                 5,865                  -
Total Liabilities                166,405                94,700

Subordinated Debentures           75,000                  -

Stockholder's Equity
Common Stock -no par value,
500,100 shares authorized,
100 shares issued and
outstanding                         -                     -
Retained Earnings                 51,451                38,630

Total Stockholder's Equity        51,451                38,630

  Total Liabilities and
  Stockholder's Equity      $    292,856          $    133,330



           The accompanying notes and accountant's compilation report are an integral part of these financial statements.

  Consolidated Medical Management, Inc.
  Baton Rouge, Louisiana

Exhibit B
                   Statements of Operations and Retained Earnings
                 for the Three Months Ended March 31, 1998 and 1997


                                               1998                   1997
Revenues
Management Fee  Revenue               $     168,598          $     264,640
Other Income                                 19,837                    438
Total Revenue                               188,435                265,078

Operating Expenses
Salaries and Wages                           70,658                 58,931
Consulting Fees                              59,330                131,999
Legal and Professional                          629                 20,127
Educational                                      65                  6,637
Taxes and Licenses                            2,203                  3,544
Office Expense                                3,877                 13,276
Rent and Occupancy                            8,763                  3,429
Interest Expense                              1,691                  1,200
Depreciation and Amortization                 2,070                    878
Repairs                                       1,231                   -
                                            150,517                240,021

Income from Operations                       37,918                 25,057

Other Expenses                                4,335                  1,662

Income before Income Taxes                   33,583                 23,395

Income Tax Expense            (Note 7)        8,627                  4,190

Net Income                                   24,956                 19,205

Retained Earnings,
December 31, 1997 and 1996                   26,495                 19,425

Retained Earnings,
March 31, 1998 and 1997                $     51,451           $     38,630





           The accompanying notes and accountant's compilation report are an integral part of these financial statements.

                       Consolidated Medical Management, Inc.
                               Baton Rouge, Louisiana

Exhibit C
                              Statements of Cash Flows
                 for the Three Months Ended March 31, 1998 and 1997

                                                   1998               1997
Cash Flows from Operating Activities:
Net Income                                  $     24,956          $     19,205
Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities:
Depreciation                                       2,070                   878
Bad Debt Expense                                       0                   -
(Increase) Decrease in Receivables               (93,879)               23,479
(Increase) Decrease in Prepaid Expenses          (20,000)
(Increase) Decrease in Other Assets              (33,250)
Increase (Decrease) in Accounts Payable           37,126                 7,027
Increase (Decrease) in Accrued Expenses           (5,704)                1,200
Increase (Decrease) in Income Tax Payable           -                    4,115
Increase (Decrease) in Deferred Income Taxes       8,626                    74
Net Cash Provided (Used) by Operating Activities (80,055)               55,978

Cash Flows from Investing Activities:
Purchases of Property, Plant and Equipment          -                   (7,788)
Net Cash Used by Investing Activities               -                   (7,788)

Cash Flows from Financing Activities:
Repayment of Loans to Shareholder and Short
Term Debt                                         (2,255)                 -

Proceeds from Issuance of Debentures              75,000                  -
Payments on Long-Term Debt                          (729)                 -
Net Cash Provided by Financing Activities         72,016                  -

Net Increase in Cash                              (8,039)               48,190

Cash, December 31, 1997 and 1996                  34,516                 2,237

Cash, March 31, 1998 and 1997               $     26,477          $     50,427



                  Supplemental Disclosure of Cash Flow Information
                                                    1998               1997
Cash Paid During the Year for:
Interest                                       $     296          $     -
Income Taxes                                   $     -            $     -





           The accompanying notes and accountant's compilation report are an integral part of these financial statements.

                       Consolidated Medical Management, Inc.
                               Baton Rouge, Louisiana

                           Notes to Financial Statements
                              March 31, 1998 and 1997


Note  1     Organization and Summary of Significant Policies

Operations and Basis of Statements  - Consolidated Medical Management, Inc.
(the Company), a Louisiana Corporation began operations May 28, 1996. The Company provides management services for home healthcare providers predominately in southern Louisiana.

Accounting policies of the Company conform with generally accepted accounting principles and reflect practices appropriate to the industry in which it operates. The significant policies are summarized below:

Property, Plant, Equipment and Depreciation - Expenditures for property, plant and equipment are recorded at cost. Renewals and improvements which extend the economic life of such assets are capitalized. Expenditures for maintenance, repairs and other renewals are charged to expense.
For major dispositions, the cost and accumulated depreciation are removed from the accounts and any gain or loss is included in the results of operations.

Depreciation is provided over the estimated useful lives of assets using accelerated methods.

Receivables - The Company grants credit through trade receivables to its customers, all of whom are home health care providers in the state of Louisiana. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers. As of year end, the company reviewed its receivables and determined those receivables that collection was deemed questionable and charged off those receivables. A further review of receivables indicated no additional allowance was necessary for the remaining accounts.

Cash Flows and Concentration of Credit Risk - Cash consists principally of demand deposits at commercial banks. These balances, as reflected in the bank's records, are insured by the Federal Deposit Insurance Corporation up to $100,000. At March 31, 1998 and 1997, the Company's deposits did not exceed the insured limits.

Risks and Uncertainties - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Note  2     Receivables
Receivables consist of the following:
                                                1998               1997

Management Fees                        $     127,880          $     54,352
Employee Advances                               -                    2,562
Related Parties - Other                       50,000                  -
Advances to Trinity Billing                   13,970                  -
Due from GCSW                                   -                   12,133

                                       $     191,850          $     69,047



Note  3     Property, Plant and Equipment
                                                 1998               1997
Furniture                               $      6,182          $     2,302
Equipment                                     22,992               12,478
                                              29,174               14,780
Less Accumulated Depreciation                 (9,095)              (1,324)

Property, Plant and Equipment -Net      $     20,079          $    13,456


Depreciation expense was $2,070 and $878 for the three months ended March 31, 1998 and 1997, respectively.


Note 4      Lease Commitments
During the periods ended March 31, 1998 and 1997, the Company leased its office facilities under operating leases, which will expire June 1998 and August 1998. Monthly rent for the office space totals $1,225. The Company can renew the leases for additional one-year periods for approximately the same monthly rental. Lease expense for the three months ended March 31, 1998 and 1997 totaled $3,675 and $1,800 respectively.

The Company leases its copier under a non-cancelable operating lease expiring in 1999. Lease expense for the three months ended March 31, 1998 and 1997 was $671 and $671, respectively. At March 31, 1998, future minimum lease payments under long-term non-cancelable leases for succeeding fiscal years is as follows:

                                            1998     $     6,889
                                            1999           1,343
                                           Total     $     8,232




Note 5      Economic Dependence and Subsequent Events
During the three months ended March 31, 1998, approximately forty (40%) percent of the Company's management fee income was earned under management contracts with one major customer. The contracts have a term of one year, ending December 31, 1998, renewable annually.

Note 6    Notes Payable
                                                 1998               1997

Note payable to the stockholder of the
Company, dated June 24, 1996, due on
demand, interest at 6%, payable at
maturity or demand, unsecured              $   12,745          $   20,000

Note payable to GE Capital financing
the phone system, in the original
amount of $10,222, dated September 16,
1997, payable in thirty-six installments
of $341 with interest at 12.5%, secured
by a pledge of the phone system.                9,017                -

Amounts due related party, due on demand
with interest at ten (10%) percent,
unsecured                                      36,000              36,000
                  Total Notes Payable          57,762              56,000
                    Less: Current Portion     (51,897)            (56,000)

                        Long-Term Portion   $   5,865          $     -


Maturities of Notes Payable over
the next five years are:
                1998     $     51,897
                1999            3,569
                2000            2,296
                         $     57,762


Total interest expense was $1,691 and $1,200 for the three months ended March 31, 1998 and 1997.
respectively.

Note 7    Income Taxes
The provision for income taxes for three months ended March 31, 1998 and 1997 consists of the following:

                                              1998               1997
Current Provision
Federal                                   $     -          $     3,329
State                                           -                  786
Deferred Provision (Benefit)                 8,627                  75

Total Income Tax Expense                  $  8,627         $     4,190


The effective tax rate of the Company for 1998 and 1997 differs from the federal statutory rate primarily due to state income taxes.

Deferred income taxes arise from temporary differences resulting from the Company utilizing the cash basis of accounting for tax purposes and the accrual basis for financial reporting purposes. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the timing differences are expected to reverse. The principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes.

The net deferred tax asset or liability is composed of the following:

                                            1998                    1997

Total Deferred Tax Assets               $     -                 $     -
Total Deferred Tax Liabilities             11,043                    4,324
Net Deferred Tax Liability                 11,043                    4,324
   Less Current Portion                    11,043                    4,324

   Long - Term Portion                  $     -                 $     -



Note 8      Commitments and Contingencies
In the opinion of management, there are no contingent claims or litigation against the Company which would materially affect its financial position at March 31, 1998.

The Management service contracts that the Company has with the Home Health
Care Agencies it serves include a provision that allows the Company's client to recover the amount paid by the client from the management fees paid to the Company if the client is required to repay any fees it receives, due to actions or services provided it by the Company.

Note 9      Related Party Transactions
During the three months ended March 31, 1998 and 1997, the Company paid GCSW Funding Group, Inc. and Southern Property Management, Inc., related parties, for purchased consulting services totaling $48,535 and $93,160, respectively. At March 31, 1998 and 1997, $6,328 and $-0-, respectively were due for these services. The Company also had receivables from GCSW Funding Group, Inc. of $50,000 as of March 31, 1998 on management fee adjustments, see Note 2.

As of March 31, 1997, the Company had advanced $25,000 to GCSW Funding Group, Inc., see Note 2.

The Company had a Note Payable from its stockholder of $12,745 and $20,000 as of March 31, 1998 and 1997, respectively. See Note 6.

Note 10     Proposed Merger
In May, 1998, the Company entered into negotiations with Golden Maple Mining and Leaching Company, Inc. in contemplation of a proposed merger. Under the proposed terms, the shareholder of the Company will exchange all the outstanding shares of stock in the Company for 1,850,000 shares of stock of Golden Maple Mining and Leaching Company, Inc. It is proposed that Consolidated Medical Management, Inc. will be the surviving Corporation.

Note 11     Subordinated Debentures
The Company issued debentures in March 1998 that are subordinated to bank debt and secured leases. The debentures are otherwise unsecured but are given a preference over unsecured debt.
The debentures include interest at fifteen percent, payable at minimum in annual installments. Each debenture has a conversion right for each holder to convert the debenture principal to shares of the Company's common stock at the greater of $2.50 per share or sixty (60%) percent of the bid price, whichever is greater on the date of conversion. Accrued interest and any principal amount not converted to shares of stock will be paid in cash. As of March 31, 1998, the company had issued $75,000 in debentures, with accrued interest, included in Accrued Liabilities, of $740.


Note 12     Subsequent Events
Subsequent to March, 1998, the Company entered into negotiations for a merger with Golden Maple Mining and Leaching Company, Inc., see Note 10.

Accountant's Compilation Report



The Board of Directors
Consolidated Medical Management , Inc.
Baton Rouge, Louisiana


We have compiled the accompanying balance sheet of Consolidated Medical Management, Inc. as of March 31, 1998 and 1997, and the related statements of income and retained earnings and cash flows for the 3 months ended in March 31, 1998 and 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly do not express an opinion or any other form of assurance on them.




	ROBERTS, CHERRY AND COMPANY

A Corporation of
Certified Public Accountants
Shreveport, Louisiana
June 16, 1998

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana

Pro Forma Combined Financial Statements
March 31, 1998

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana

Index to Pro Forma Combined Financial Statements
March 31, 1998







1	Pro Forma Combined Balance Sheet
		March 31, 1998
2	Pro Forma Combined Statement of Operations
		For the 3 months ended March 31, 1998
3	Notes to Pro Forma Combined Financial Statements
		March 31, 1998

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana

Pro Forma Combined Balance Sheets
March 31, 1998

                                     Historical	              	Pro Forma


                    GMM & LC	    CMMI 		           	Pro Forma      Pro Forma
                                                   Adjustments     Combined
                                                     (Note1)		      Totals
Assets
Current Assets
Cash	               $	-0-		    $	26,477	                       				$	26,477
Receivables         		-0-		    	191,850				                       		191,850
Prepaid Expenses	    	-0-     			20,000	                        					20,000
Total Current Assets		-0-			    238,327			                       			238,327

Equipment -Net      		-0-     			20,079			                        			20,079

Other Assets        		-0-     			34,450			                        			34,450

  Total Assets      $	-0-   		$	292,856                      					$	292,856


Current Liabilities
Notes Payable
-Current Portion	   $	-0-		   $	 51,897		                         $  51,897
Accounts Payable	   	18,578		   	85,434			                       			104,012
Accrued Expenses    		-0-	      		8,786		                         				8,786
Income Tax Payable	  	-0-		      	3,380		                         				3,380
Deferred Income Taxes	-0-     			11,043			                        			11,043


Total Current
Liabilities		        18,578	  		160,540				                       		179,118

Long Term
Liabilities
 Notes Payable
 -Long Term Portion		 -0-			      5,865						                         5,865
Total Liabilities	 	 18,578		  	166,405					                       	184,983

Subordinated
Debentures           		-		      	75,000	                        					75,000


Stockholders' Equity

Common Stock
-no par value,
500,100 shares
authorized, 100
shares issued and
outstanding		          -			        -0-		         (a)  -0-             -0-

Common Stock
-$.001 par value,
50,000,000 shares
authorized,
2,716,057 shares
issued and
outstanding		        2,716			      -0-						                          2,716
Additional
Paid-in-Capital		1,246,880							                               		1,246,880
Retained
Earnings
(Deficit)      	(1,268,174)	    	51,451                   				 	 (1,216,723)

Total
Stockholder's
Equity
(Deficit)	         (18,578)		    51,451						                        32,873


Total Liabilities
and Stockholders'
Equity	           $	 -0-		    $ 292,856                        $    292,856

See accompanying notes to pro forma combined unaudited financial statements.

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana

Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 1998

                            		Historical               		Pro Forma


                        CMMI 			     GMM&LC			  Pro Forma        Pro Forma
                                               Adjustments       Combined
                                                 (Note1)			       Totals
Revenues
Management Fee
 Revenue              	$	-0-	    	$	168,598			                		$	168,598
Other Income		           -0-		      	19,837				                  		19,837
Total Revenue	          	-0-		     	188,435					                 	188,435

Operating Expenses
Salaries and Wages	     	-0-	      		70,658                  						70,658
Consulting Fees	        	-0-      			59,330		                  				59,330
Legal and Professional		1,769	        		629	                   					2,398
Educational	            	-0-		          	65				                      		65
Taxes, Licenses and
Fees	                    	712      			2,203			                   			2,915
Office Expense	         	-0-		       	3,877                   						3,877
Rent and Occupancy	     	-0-	       		8,763	                   					8,763
Interest Expense	       	-0-	       		1,691	                   					1,691
Depreciation and
Amortization           		-0-	       		2,070		                   				2,070
Repairs 	               	-0-	        	1,231                   						1,231
                       	2,481    			150,517		                 				152,998

Income (Loss)
from Operations	       (2,481)     		37,918	                  					35,437

Other Expenses         		-0-			       4,335					                   	4,335

Income (Loss)
before Income Taxes	   (2,481)		     33,583						                  31,102

Income Tax Expense	     	-0-		        8,627                   						8,627

Net Income (Loss)
                      ($2,481)    	$	24,956		                 			$	22,475



See accompanying notes to pro forma combined unaudited financial statements.

Consolidated Medical Management, Inc.
Baton Rouge, Louisiana

Notes to Pro Forma Combined Financial Statements
For the Three Months Ended March 31, 1998


Note 1     Pro Forma Combination
The following unaudited pro forma combined financial statements give effect to the acquisition by Golden Maple Mining and Leaching Company, Inc. ("Golden") of Consolidated Medical Management, Inc., a Louisiana corporation ("CMMI" or "Consolidated") on May 23, 1998. The information is derived from the historical financial statements of Golden and Consolidated. The Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 1998 reflects the Consolidated merger as if it had occurred on January 1, 1998. The Unaudited Pro Forma Combined Balance Sheet at March 31, 1998 reflects the consummation of the Consolidated acquisition as if it had occurred on December 31, 1997. The unaudited pro forma combined financial information should be read in conjunction with the notes thereto and the historical financial statements of Golden and Consolidated, including the notes thereto, which are incorporated by reference in this Form 8-K/A.

The unaudited pro forma combined financial statements do not purport to be indicative of the results of operations that would actually have occurred if the Consolidated acquisition had occurred as presented in such statements or that may occur in the future. In addition, future results may vary significantly from the results reflected in such statements due to general economic conditions, the state of the health care industry, and several other factors, many of which are beyond Consolidated's control.


Note 2     Plan of Reorganization
On May 11, 1998, the Golden Maple Mining and Leaching Company, Inc. entered into an Agreement and Plan of Reorganization (the "Agreement") with Consolidated Medical Management, Inc., a Louisiana corporation ("Consolidated Medical"), and the sole shareholder of such entity, Sunni M. Wooley.

The Agreement provided for the issuance of 1,850,000 shares of common stock of the Company in exchange for all of the outstanding shares of Consolidated Medical, which shares were owned by Ms. Wooley. In addition, as a condition of the closing of the Agreement, two new directors were nominated by Ms. Wooley to become directors of the Company. A special meeting of shareholders of the Company was called for and held on May 23, 1998 to approve the Agreement, to change the name of the Company to "Consolidated Medical Management, Inc.," and to elect three directors. At the meeting shareholders owning a majority of the voting control of the Company approved the Agreement, approved an amendment to the Articles of Incorporation to change the name of the Company, and elected three directors. Rand Eardley, an existing director of the Company was re-elected as a director, and Sunni M. Wooley and Peggy D. Behrens, nominees of Ms. Wooley, were also elected as directors. Mr. Oveson and Mr. Hess resigned as officers and directors of the Company in accordance with the conditions of the Agreement.

The closing of the Agreement was held immediately following the special meeting of shareholders. At the closing the Company issued and delivered the 1,850,000 shares of common stock of the Company to Ms. Wooley and Ms. Wooley delivered a stock certificate to the Company representing all of the issued and outstanding shares of Consolidated Medical. In addition, each of the directors elected at the special meeting was qualified to take office. Immediately following the closing the new board of directors elected Ms. Wooley as the president, CEO, treasurer, and CFO of the Company, and elected Ms. Behrens as the secretary of the Company. Also, the principal executive office was changed to 13005 Justice Avenue, Baton Rouge, LA 70816.

In a separate transaction, Milagro Holdings, Inc. ("Milagro"), a Delaware corporation owned and controlled by Howard M. Oveson, an officer, director, and principal shareholder of the Company prior to closing of the Agreement, sold 2,500,000 shares of the Company owned by it to Jaguar International Corp., an entity created under the Belize International Business Companies Act of 1990, as amended, which entity is owned and controlled by Mechell Naquin. Milagro received $100,000 for the sale of such stock. As a result of this transaction, Jaguar International Corp. And Ms. Naquin are believed to be the beneficial owners of the 2,500,000 shares which represents approximately 53% of the outstanding stock of the Company following the closing.

Note 3     Notes to the Pro Forma Financial Data
(a) The stock of the private company was transferred to the public company in connection with the closing of the reorganization, in a stock-for-stock exchange.

[ARTICLE] 5

[PERIOD-TYPE]                   03-MOS
[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               MAR-31-1998
[CASH]                                          26,477
[SECURITIES]                                         0
[RECEIVABLES]                                        0
[ALLOWANCES]                                         0
[INVENTORY]                                          0
[CURRENT-ASSETS]                               292,856
[PP&E]                                          20,079
[DEPRECIATION]                                   2,070
[TOTAL-ASSETS]                                 292,856
[CURRENT-LIABILITIES]                          160,540
[BONDS]                                              0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                        51,451
[OTHER-SE]                                           0
[TOTAL-LIABILITY-AND-EQUITY]                   292,856
[SALES]                                              0
[TOTAL-REVENUES]                               188,435
[CGS]                                                0
[TOTAL-COSTS]                                  150,517
[OTHER-EXPENSES]                                 4,335
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                   0
[INCOME-PRETAX]                                 33,583
[INCOME-TAX]                                     8,627
[INCOME-CONTINUING]                                  0
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                    24,956
[EPS-PRIMARY]                                        0
[EPS-DILUTED]                                        0